                                                                    Exhibit 10.2

                    INDEMNIFICATION AND ADVANCEMENT AGREEMENT


         INDEMNIFICATION AND ADVANCEMENT AGREEMENT dated as of March ___, 2000 between Escalon Medical Corp., a Delaware corporation (the "Company"), and the undersigned [DIRECTOR AND/OR OFFICER] of the Company ("Indemnitee").

                                    RECITALS

         The Company has determined that in order for the Company to attract and retain highly qualified personnel to serve as directors and officers of the Company, it is in the best interest of the Company to indemnify its directors and officers against claims and other actions arising out of their service to and actions on behalf of the Company and its affiliates to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). Indemnitee is a [DIRECTOR AND/OR OFFICER] of the Company that the Company has determined should be granted such indemnification.

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

         1. DEFINITIONS. For purposes of this Agreement:

                  (a) "Affiliate" shall mean any person or entity controlling, controlled by or under common control with the Company.

                  (b) "Disinterested Director" shall mean a director of the Company who is not or was not a party to a Proceeding in respect of which indemnification is being sought by Indemnitee.

                  (c) "Expenses" shall mean all reasonable attorneys' fees and costs, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses customarily incurred in connection with asserting or defending a claim.

                  (d) "Independent Counsel" shall mean any counsel that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to a Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

                  (e) "Judgments" shall mean all awards, penalties, fines, settlements and all other related liabilities.

                  (f) "Proceeding" shall mean any pending, completed or threatened action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative; provided, however, that the term "Proceeding" shall include an action instituted by or on behalf of Indemnitee (other than an action to enforce Indemnitee's rights under this Agreement) only if such action has been authorized by a majority of the Disinterested Directors.

         2. INDEMNIFICATION. The Company shall indemnify and hold harmless Indemnitee from and against any Judgments and Expenses that Indemnitee may sustain, suffer or incur that result from, arise out of or relate to Indemnitee serving or having had served as an officer or director of the Company or an Affiliate or otherwise acting for or on behalf of the Company or an Affiliate (collectively referred to as an "Officer or Director of the Company") to the fullest extent permitted by the laws of the State of Delaware in effect on the date hereof, or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification, including, but not limited to, the following rights of indemnification:

                  (a) If Indemnitee was or is made a party or is threatened to be made a party to any Proceeding, other than an action by or in the right of the Company, by reason of (i) the fact that Indemnitee is or was an Officer or Director of the Company or any other entity that Indemnitee is or was serving at the request of the Company or (ii) any act or omission by Indemnitee in any such capacity, the Company shall indemnify Indemnitee from and against all Judgments and Expenses incurred by Indemnitee or on Indemnitee's behalf in connection with any such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

                  (b) If Indemnitee was or is made a party or is threatened to be made a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of (i) the fact that Indemnitee is or was an Officer or Director of the Company or any other entity that Indemnitee is or was serving at the request of the Company or (ii) any act or omission by Indemnitee in any such capacity, the Company shall indemnify Indemnitee from and against all Expenses incurred by Indemnitee or on Indemnitee's behalf in connection with any such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which the DGCL expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company, unless and to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine equitable under the circumstances.

Notwithstanding the foregoing, the Company shall indemnify Indemnitee in connection with any Proceeding instituted by or on behalf of Indemnitee (other than an action to enforce Indemnitee's rights under this Agreement) only if such Proceeding is authorized by a majority of the Disinterested Directors.

         3. INDEMNIFICATION OF PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee has been wholly successful on the merits or otherwise involved in any Proceeding on any claim, issue or matter, the Company shall indemnify Indemnitee from and against all Expenses incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent permitted by the DGCL from and against all Expenses incurred by Indemnitee regarding each successfully resolved claim, issue or matter. For purposes of this Section 3, the termination of any such claim, issue or matter by dismissal with or without prejudice shall be deemed to be a successful result as to such claim, issue or matter.

         4. ADVANCEMENT OF EXPENSES. All Expenses incurred by or on behalf of Indemnitee shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt by the Company of a statement from Indemnitee requesting such advance. Such statement shall reasonably evidence such Expenses incurred by Indemnitee in connection therewith and shall be accompanied by a written undertaking in form and substance satisfactory to the Company by Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified therefor pursuant to the terms of this Agreement. Solely for purposes of advancing Expenses under this Section 4, attorneys' fees and costs shall be deemed reasonable and shall be advanced by the Company if Indemnitee has submitted with Indemnitee's statement requesting advancement an affidavit stating (i) that Indemnitee has reviewed the relevant legal statements, bills, invoices (if the fees and costs have already been incurred) or retainers or advancement requests (if such fees and costs have not yet been incurred) and (ii) that the fees and costs in question are necessary and reasonable to the best of Indemnitee's knowledge and belief; provided, however, that the Company shall retain its right to contest the reasonableness of all Expenses advanced after the final disposition of the Proceeding for which advancement was sought.

         5. PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

                  (a) When seeking indemnification pursuant to Sections 2 or 3 hereof, Indemnitee shall submit a written request for indemnification to the Company. Such request shall include documentation or information that is reasonably necessary for the Company to make a determination of Indemnitee's entitlement to indemnification hereunder and that is reasonably available to Indemnitee. Determination of Indemnitee's entitlement to indemnification shall be made not later than 30 days after receipt by the Company of Indemnitee's written request for indemnification.

                  (b) The entitlement of Indemnitee to indemnification under this Agreement shall be determined by a majority of the Disinterested Directors, or, at the discretion of such directors, such determination shall be made by Independent Counsel.

                  (c) In the event that determination of entitlement is to be made by Independent Counsel, such Independent Counsel shall be selected by the Board of Directors of the Company and approved by Indemnitee. Upon the failure of the Board of Directors to select such Independent Counsel or upon the failure of Indemnitee to approve the Board's selection, such Independent

Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection.

         6. EFFECT OF CERTAIN PROCEEDINGS.

                  (a) If the person or persons empowered to make a determination with respect to entitlement to indemnification shall have failed to make the requested determination within 30 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent (i) misrepresentation by Indemnitee of a material fact in the request for indemnification or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by the DGCL. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of Indemnitee to indemnification hereunder except as may be specifically provided herein, or create a presumption that Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or create a presumption that (with respect to any criminal action or proceeding) Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (b) For purposes of any determination of good faith hereunder, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Company or an Affiliate, including financial statements, or on information supplied to Indemnitee by the officers of the Company or an Affiliate in the course of their duties, or on the advice of legal counsel for the Company or an Affiliate or on information or records given or reports made to the Company or an Affiliate by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or an Affiliate. The provisions of this Section 6(b) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

                  (c) The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company or an Affiliate shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

         7. DURATION OF AGREEMENT. This Agreement shall apply to any claim asserted and any expenses incurred in connection with any claim asserted on or after the date of this Agreement and shall continue until and terminate upon the later of (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Section 2 of this Agreement or (b) the final termination of all pending or threatened Proceedings of the kind described herein with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's spouse, assigns, heirs, devisee, executors, administrators or other legal representatives.

         8. SEVERABILITY. Should any part, term or condition hereof be declared illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of the Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         10. HEADINGS. Section headings are for convenience only and do not control or affect meaning or interpretation of any terms or provisions of this Agreement.

         11. MODIFICATION AND WAIVER. This Agreement may not be amended or otherwise modified except by a writing duly executed by each party. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's position with the Company or an Affiliate or any other entity that Indemnitee is or was serving at the request of the Company prior to such amendment, alteration, rescission or replacement.

         12. NO DUPLICATIVE PAYMENT. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         13. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when mailed by certified mail, return receipt requested, or delivered by a national overnight delivery service addressed to the intended recipient as follows:

         If to the Company:

                  Escalon Medical Corp.
                  351 East Conestoga Road
                  Wayne, PA 19087
                  Attention:   Richard J. DePiano
                               Chairman and Chief Executive Officer

         If to Indemnitee, to his address set forth on the signature page to this Agreement.

         Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with its contents.

         14. GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without reference to its conflicts of law principles.

         15. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                      ESCALON MEDICAL CORP.


                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------




                                         --------------------------------------
                                      Signature of Indemnitee



                                         --------------------------------------
                                      Name of Indemnitee
                                      (please print or type)


                                      Address of Indemnitee:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------